UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2025

CAVA Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41721	47-3426661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14 Ridge Square NW, Suite 500
Washington, DC 20016
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 400-2920
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 20, 2025, CAVA Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final voting results were as follows:

1.To elect three (3) Class II directors to the Board of Directors (the "Board") of the Company to hold office until the 2028 annual meeting of stockholders or until their respective successors are elected and qualified.
The stockholders of the Company approved the election of each of the three (3) director nominees proposed by the Company. The voting results are set forth below:

Name of Director	Votes For	Votes Withheld
Benjamin Felt	59,700,633	17,225,656
Ronald Shaich	58,761,776	18,164,513
Theodoros Xenohristos	67,439,019	9,487,270
2.To approve, on an advisory basis, the compensation of the Company's named executive officers.
The stockholders of the Company approved, on an advisory basis, a resolution regarding the compensation of the Company's named executive officers. The voting results are set forth below:

Votes For	Votes Against	Votes Abstain
70,325,814	6,444,156	156,319
3.To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company's named executive officers.
The stockholders of the Company approved, on an advisory basis, the frequency of holding an advisory vote regarding the compensation of the Company’s named executive officers at a frequency of every one (1) year. The voting results are set forth below:

1 Year	2 Years	3 Years	Votes Abstain
76,390,770	143,876	292,659	98,984
Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined that future non-binding votes of stockholders to approve the compensation paid to the Company’s named executive officers will be submitted annually to the Company’s stockholders until the next non-binding stockholder vote on the frequency of stockholder votes on executive compensation, or until the Board otherwise determines a different frequency for such non-binding votes.

4.To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 28, 2025.
The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 28, 2025. The voting results are set forth below:

Votes For	Votes Against	Votes Abstain
93,840,670	132,134	126,156

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is being furnished as part of this report:

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 25, 2025	CAVA Group, Inc.

	By:	/s/ Tricia Tolivar
	Name:	Tricia Tolivar
	Title:	Chief Financial Officer